UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                             Washington D.C. 20549
                                   ---------

                                   FORM 8-K

                Current Report Pursuant to Section 13 or 15(d)
                    of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  February 20, 1997

                  CHEFS INTERNATIONAL, INC. AND SUBSIDIARIES
            (Exact name of registrant as specified in its charter)

                        Commission File Number:  0-8513

               DELAWARE                                     22-2058515
            (State or other jurisdiction of              (I.R.S. Employer
            incorporation or organization)              Identification No.)

              62 Broadway
            Point Pleasant Beach, New Jersey                   08742
            (Address of principal executive offices)        (Zip code)

Registrant's telephone number, including area code:     (908) 295-0350

                           CHEFS INTERNATIONAL, INC.

Item 2. Disposition of Assets

        On February 20, 1997 (as of January 26, 1997), the registrant, Chefs International, Inc. ("Chefs") sold 95% of the outstanding capital stock of its wholly-owned Mister Cookie Face, Inc.
subsidiary ("MCF") to a director, Frank "Doc" Koenemund.

        At the closing, Chefs received a $500,000 payment which amount was paid to Chefs' lending bank, First Union National Bank (the "Bank") to extinguish Chefs' outstanding indebtedness under its revolving line of credit with the Bank. Borrowings under the line had been utilized to fund the operations of MCF, a Lakewood, New Jersey manufacturer and distributor of ice cream sandwiches. In addition, at the closing, Chefs received three MCF promissory notes in the aggregate principal amount of $1,100,000. The first note (Note A) in the principal amount of $100,000 is payable on or before March 24, 1997 together with interest at an annual rate of 8 1/4% and is secured by a first lien on all of MCF's assets.

        The second note (Note B) in the principal amount of $500,000 is payable in the following principal installments:

Principal Payment Due Date                      Principal Payment Amount

March 1, 1998, March 1, 1999, March 1, 2000           $16,667  each
April 1, 1998, April 1, 1999, April 1, 2000           $16,667  each
May 1, 1998, May 1, 1999, May 1, 2000                 $16,667  each
June 1, 1998, June 1, 1999, June 1, 2000              $16,667  each
October 1, 1998, October 1, 1999                      $16,667  each
November 1, 1998, November 1, 1999                    $16,667  each
July l, 1998, July 1, 1999                            $33,333  each
August 1, 1998, August 1, 1999                        $33,333  each
September 1, 1998, September 1, 1999                  $33,333  each
July 1, 2000 (Balance)                                $33,330

together with interest on the unpaid principal balance at the rate of 9 1/4% per annum payable monthly commencing March 1, 1997. Note B, although secured by a first lien on all of MCF's assets, is subordinated to any liens granted in the future by MCF to its senior lending bank or institutional lender but solely with respect to a maximum aggregate $1,750,000 of indebtedness.

        The third note (Note C) in the principal amount of $500,000 is payable together with interest at an annual rate of 8 1/4% on or before February 20, 2004 but is mandatorily prepayable on a quarterly basis from 30% of MCF's "cash flow" on a consolidated basis, commencing with the quarter ending April 30, 1997. Note C is also secured by a first lien on all of MCF's assets and is also subordinated to any liens granted in the future by MCF to its senior lending bank or institutional lender but solely with respect to a maximum $1,750,000 of indebtedness.

        Notes B and C are also required to be prepaid in full upon consummation of a public offering of MCF's securities or of a private sale or sales of MCF's securities for gross proceeds aggregating at least $100,000 (excluding loans from MCF's senior bank or institutional lender). As part of the transaction, Chefs cancelled all prior indebtedness owed to it prior to the closing (excluding the indebtedness paid or agreed to be paid by MCF to Chefs or for its account pursuant to the Stock Purchase/Sale Agreement between the parties).

        MCF also agreed to pay Chefs certain monthly amounts equal to the monthly rental payments being paid by Chefs to the Bank under two Master Lease Finance Schedules with respect to ice cream manufacturing and packaging equipment installed at MCF's Lakewood, New Jersey plant. The payments are as follows:

        Schedule #1 - $6,214 monthly commencing February 24, 1997 through March 24, 1999 with a final payment of $ 6,215 on April 30, 1999.

        Schedule #2 - $1,403 monthly commencing February 15, 1997 through April 15, 1999 with a final payment of $1,404 on May 30, 1999.

        MCF had been acquired by Chefs in July 1993 (as of June 30, 1993) from Mr. Koenemund. In the last three fiscal years (1995, 1996, 1997), MCF's sales had declined from approximately $15,873,000 to $14,711,000 to $11,262,000. Chefs had advanced substantial sums to fund MCF's operations and at the closing, was indebted to the Bank under a revolving line of credit, all of the proceeds of which had been advanced to or on behalf of MCF, in the approximate amount of $500,000.

        In view of the substantial advances made to MCF, the fact that MCF's loss in fiscal 1997 is approximately $600,000, the decline in MCF's sales and other factors, Chefs management concluded that it was in Chefs' best interest to sell MCF. Chefs management examined a number of alternatives and the Board of Directors (with Mr. Koenemund abstaining) concluded that the transaction proposed by Mr. Koenemund afforded Chefs with the best chance to recoup all or a significant portion of its substantial investment in MCF. The board noted that Chefs also was retaining a 5% equity interest in MCF, protected by a pre-emptive right until all of the Notes were paid.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

   (b)  Pro Forma Financial Information

   (c)  Exhibits

        10 (97-1) Stock Purchase/Sale Agreement as of January 26, 1997 between Chefs and Frank Koenemund concerning the sale of 95% of MCF.

        10 (97-2) MCF 8 1/4% Promissory Note A dated as of January 26, 1997 in the principal amount of $100,000 payable to Chefs.

        10 (97-3) MCF 9 1/4% Subordinated Promissory Note B dated as of January 26, 1997 in the principal amount of $500,000 payable to Chefs.

        10 (97-4) MCF 8 1/4% Subordinated Promissory Note C dated as of January 26, 1997 in the principal amount of $500,000 payable to Chefs.

                                  SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                CHEFS INTERNATIONAL, INC.
                                                      (Registrant)

Dated:  March 7, 1997

                                                By
                                                    Anthony Papalia, President

Item 7(b). Pro Forma Financial Information

CHEFS INTERNATIONAL, INC. AND SUBSIDIARIES
PRO FORMA COMBINED FINANCIAL STATEMENTS
[UNAUDITED]
------------------------------------------------------------------------------



The following pro forma combined balance sheet as of October 27, 1996, and the combined statements of operations for the nine months then ended and the year ended January 28, 1996, give effect to the sale by the Company of 95% of the common stock of its wholly-owned subsidiary, Mister Cookie Face ["MCF"] to a director for cash and notes totaling $1,600,000. The effective date of the sale is January 26, 1997.

The pro forma information is based on the historical financial statements of the Company and MCF, giving effect to the assumptions and adjustments in the accompanying notes to the pro forma financial statements.

The pro forma combined balance sheet assumes the sale of assets was consummated on October 27, 1996. The pro forma combined statements of operations give effect to this transaction, as if it had occurred at the beginning of the earliest period presented. The pro forma combined statements have been prepared by the Company's management based upon the historical financial statements of the Company, and MCF. These pro forma combined financial statements may not be indicative of the results that actually would have occurred if the sale of assets had taken place on the dates indicated.

CHEFS INTERNATIONAL, INC. AND SUBSIDIARIES
NOTES TO PRO FORMA COMBINED FINANCIAL STATEMENTS
[UNAUDITED]
------------------------------------------------------------------------------



[1] To reflect the sale of 95% of the common stock of Mister Cookie Face, Inc. to a director for an aggregate purchase price of $1,600,000, consisting of cash of $500,000 and notes of $1,100,000 and to reflect the book value of the notes at $498,950, based on the estimated present value of the payments, and the payment of a note payable to Chefs' bank lender of $500,000 consisting of the cash portion of the proceeds.

     To reflect an amount due from the purchaser of $207,618, representing the balance due on two capital leases which the Company will continue to pay. The equipment subject to the lease was transferred to MCF as part of the sale.

     To reflect the value of the retained 5% of the capital stock of MCF at $35,000.

[2]  To remove the operations of MCF.

[3] To record a reduction in interest expense on notes payable satisfied with the proceeds from the down payment of $500,000 and the payment of the first note of $100,000 sixty days after the sale, and to record interest income on the notes receivable from the sale.


                        .   .   .   .   .   .   .   .   .

CHEFS INTERNATIONAL, INC. AND SUBSIDIARIES
------------------------------------------------------------------------------


PRO FORMA COMBINED BALANCE SHEET AS OF OCTOBER 27, 1996.
[UNAUDITED]
------------------------------------------------------------------------------




                                      Historical
                                      October 27,      Pro Forma      Pro Forma
                                        1 9 9 6     Adjustments [1]   Combined
Assets:
Current Assets:
  Cash and Cash Equivalents          $  1,060,079    $ (117,331)      $  942,748
  Investments                             100,000            --          100,000
  Accounts Receivable                     419,715      (419,715)              --
  Miscellaneous Receivables               393,613      (140,379)         253,234
  Due from Purchaser                           --       177,591          177,591
  Inventories                           1,943,927      (963,241)         980,686
  Prepaid Expenses                        138,537       (70,993)          67,544
                                     ------------    ----------       ----------

  Total Current Assets                  4,055,871    (1,534,068)       2,521,803
                                     ------------    ----------       ----------

  Property,Plant and Equipment-Net     12,636,047      (975,019)      11,661,028
                                     ------------    ----------       ----------

Other Assets:
  Investments                             656,000        35,000          691,000
  Goodwill - Net                        1,147,846      (583,633)         564,213
  Liquor Licenses - Net                   733,834            --          733,834
  Due from Employees                        3,470            --            3,470
  Due from Related Parties                  7,217            --            7,217
  Due from Purchaser                           --       528,977          528,977
  Deposits and Other Assets                77,927       (16,934)          60,993
                                     ------------    ----------       ----------

  Total Other Assets                    2,626,294       (36,590)       2,589,704
                                     ------------    ----------       ----------

  Total Assets                       $ 19,318,212    $(2,545,677)    $16,772,535
                                     ============    ===========     ===========



See Notes to Pro Forma Combined Financial Statements.

CHEFS INTERNATIONAL, INC. AND SUBSIDIARIES
------------------------------------------------------------------------------


PRO FORMA COMBINED BALANCE SHEET AS OF OCTOBER 27, 1996.
[UNAUDITED]
------------------------------------------------------------------------------




                                      Historical
                                      October 27,      Pro Forma      Pro Forma
                                         1 9 9 6     Adjustments [1]   Combined
Liabilities and Stockholders' Equity:
Current Liabilities:
  Accounts Payable                   $  1,033,447    $ (381,762)      $  651,685
  Accrued Expenses                        833,171      (257,522)         575,649
  Notes and Mortgages Payable to Banks  1,008,500      (500,000)         508,500
  Capital Lease Obligations - Current      77,591            --           77,591
  Other Liabilities                       123,875            --          123,875
                                     ------------    ----------       ----------

  Total Current Liabilities             3,076,584    (1,139,284)       1,937,300
                                     ------------    ----------       ----------

Long-Term Debt:
  Due to Related Party                     70,333       (70,333)              --
  Notes and Mortgages Payable to Banks    842,416            --          842,416
  Capital Lease Obligations
   - Long-Term                            130,027            --          130,027
                                     ------------    ----------       ----------

  Total Long-Term Debt                  1,042,776       (70,333)         972,443
                                     ------------    ----------       ----------

Other Liabilities                          82,396            --           82,396
                                     ------------    ----------       ----------

Commitments and Contingencies                 --             --               --
                                     -----------     ----------       ----------

Stockholders' Equity:
  Capital Stock - Common                   44,888            --           44,888

  Additional Paid-in Capital           32,304,481            --       32,304,481

  Accumulated [Deficit]               (17,232,913)   (1,336,060)    (18,568,973)
                                    ------------    ----------       -----------

  Total Stockholders' Equity           15,116,456    (1,336,060)      13,780,396
                                     ------------    ----------       ----------

Total Liabilities and
Stockholders Equity                  $ 19,318,212   $(2,545,677)     $16,772,535



See Notes to Pro Forma Combined Financial Statements.

CHEFS INTERNATIONAL, INC. AND SUBSIDIARIES
------------------------------------------------------------------------------


PRO FORMA COMBINED STATEMENT OF OPERATIONS FOR THE NINE MONTHS ENDED OCTOBER 27, 1996.
[UNAUDITED]
------------------------------------------------------------------------------



                                      Historical
                                      October 27,      Pro Forma      Pro Forma
                                        1 9 9 6       Adjustments     Combined

Sales                                $ 23,881,985   $(9,821,818)[2]  $14,060,167

Cost of Goods Sold                     10,853,489    (6,253,687)[2]    4,599,802
                                     ------------    ----------       ----------

  Gross Profit [Loss]                  13,028,496    (3,568,131)       9,460,365
                                     ------------    ----------       ----------

Operating Expenses:
  Payroll and Related Expenses          4,127,254            --        4,127,254
  Other Operating Expenses              5,827,127    (2,845,773)[2]    2,981,354
  Depreciation and Amortization           945,124      (220,384)[2]      724,740
  General and Administrative Expenses   2,031,564      (723,005)[2]    1,308,559
                                     ------------    ----------       ----------

  Total Operating Expenses             12,931,069    (3,789,162)       9,141,907
                                     ------------    ----------       ----------

  Income from Operations                   97,427       221,031          318,458
                                     ------------    ----------       ----------

Other [Expense] Income:
  Interest Expense                      (130,570)       14,290[2]       (83,309)
                                                        32,971[3]
  Interest Income                          65,855        28,847[3]        94,702
                                     ------------    ----------       ----------

  Total Other [Expense] Income - Net      (64,715)       76,108           11,393
                                     ------------    ----------       ----------

  Income Before Income Taxes               32,712       297,139          329,851

Provision for Taxes                            --            --               --
                                     ------------    ----------       ----------

  Net Income from Continuing Operations$   32,712    $  297,139       $  329,851
                                     ============    ==========       ==========

  Net Income from Continuing Operations
   Per Share                         $        .01                     $      .07
                                     ============                     ==========

Weighted Average Shares                 4,488,773                      4,488,773
                                     ============                     ==========



See Notes to Pro Forma Combined Financial Statements.

CHEFS INTERNATIONAL, INC. AND SUBSIDIARIES
------------------------------------------------------------------------------


PRO FORMA COMBINED STATEMENT OF OPERATIONS FOR THE YEAR ENDED
JANUARY 28, 1996.
[UNAUDITED]
------------------------------------------------------------------------------



                                      Historical
                                      January 28,      Pro Forma      Pro Forma
                                        1 9 9 6       Adjustments     Combined

Sales                                $ 31,282,707  $(14,711,350)[2]  $16,571,357

Cost of Goods Sold                     15,014,719    (9,503,624)[2]    5,511,095
                                     ------------   -----------       ----------

  Gross Profit [Loss]                  16,267,988    (5,207,726)      11,060,262
                                     ------------   -----------       ----------

Operating Expenses:
  Payroll and Related Expenses          5,134,832       (97,317)[2]    5,037,515
  Other Operating Expenses              7,077,456    (3,483,636)[2]    3,593,820
  Depreciation and Amortization         1,372,826      (381,959)[2]      990,867
  General and Administrative Expenses   2,504,577      (890,933)[2]    1,613,644
  Loss on Closing and Sale of Restaurants  54,355            --           54,355
  Impairment Loss of Long-Lived Assets  2,195,750    (2,024,884)[2]      170,866
                                     ------------   -----------       ----------

  Total Operating Expenses             18,339,796    (6,878,729)      11,461,067
                                     ------------   -----------       ----------

  [Loss] Income from Operations       (2,071,808)    1,671,003         (400,805)
                                     ------------   -----------       ----------

Other [Expense] Income:
  Interest Expense                      (205,301)       19,053[2]      (141,824)
                                                        44,424[3]
  Interest Income                        92,960         37,417[3]       130,377
                                     ------------   -----------       ----------

  Total Other [Expense] Income - Net    (112,341)      100,894          (11,447)
                                     ------------   -----------       ----------

  [Loss] Income Before Income Taxes   (2,184,149)    1,771,897         (412,252)

Provision for Taxes                            --            --               --
                                     ------------   -----------       ----------

  Net [Loss] Income  from Continuing
   Operations                       $ (2,184,149)  $ 1,771,897       $ (412,252)
                                     ============   ===========       ==========

  Net [Loss] Income from Continuing
   Operations Per Share             $       (.48)                    $     (.09)
                                     ============                     ==========

Weighted Average Shares                 4,487,783                      4,487,783
                                     ============                     ==========


See Notes to Pro Forma Combined Financial Statements.

Item 7(c). Exhibits

                         STOCK PURCHASE/SALE AGREEMENT

      AGREEMENT made as of the 26th day of January, 1997 concerning the sale by Chefs International, Inc., a Delaware corporation with a principal place of business at 62 Broadway, Point Pleasant Beach, New Jersey 08742 ("Chefs") of 95% of the outstanding capital stock of Mister Cookie Face, Inc., a New Jersey corporation with a principal place of business at 170 North Oberlin Avenue, Lakewood, New Jersey 08701 ("MCF") to Frank "Doc" Koenemund who resides at 9 Monroe Drive, Marlboro, New Jersey 07746 ("Doc").
                          W I T N E S S E T H :
      WHEREAS, MCF is engaged in the production in Lakewood, New Jersey and in the distribution throughout the United States of ice cream products; and
      WHEREAS, as of June 30, 1993, Chefs purchased an aggregate 1,000 shares of capital stock, no par value, being all of the outstanding capital stock of MCF from Doc and since said date, Doc has served as President and Chief Executive Officer of MCF pursuant to an employment agreement with MCF (the "Employment Agreement"); and
      WHEREAS, Chefs desires to sell 950 shares of MCF capital stock (the "Shares") constituting 95% of the outstanding capital stock of MCF to Doc and Doc desires to purchase the Shares from Chefs, upon the terms and conditions hereinafter set forth.
      NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained, the parties agree as follows:
1.    Sale and Purchase of the Shares
      Based upon the representations and warranties herein contained and subject to the terms and conditions herein set forth, Chefs shall sell and deliver to Doc, and Doc shall purchase from Chefs, all of the Shares for;
            (i) a cash payment equal to $500,000;
            (ii) MCF's $100,000 principal amount promissory note ("Note A") payable to Chefs no later than thirty (30) days after the Closing (hereinafter defined) and containing the provisions set forth in Exhibit A hereto;
            (iii) MCF's $500,000 principal amount subordinated note ("Subordinated Note B") payable to Chefs in fixed principal installments commencing one year after the Closing (hereinafter defined) and containing the provisions set forth in Exhibit B hereto; and

            (iv) MCF's $500,000 principal amount subordinated note ("Subordinated Note C") payable to Chefs within seven (7) years after the Closing and containing the provisions set forth in Exhibit C hereto.
2.    Closing
      (a) The closing of the sale and purchase of the Shares (the "Closing") shall take place effective as of the close of business on Sunday, January 26, 1997. The actual Closing shall take place at the offices of Doc's attorneys, Sonnenblick, Parker & Selvers, P.C., 440 Route 9 South, Freehold, New Jersey 07728 at 10:00 o'clock, A.M. (EST) on Thursday, February 20, 1997, or at such date and time as the parties hereto shall mutually agree, in a writing executed by each of the parties hereto.
     (b) At the Closing, Chefs will deliver to Doc, free and clear of all liens and encumbrances, a certificate for the Shares duly registered in his name.
     (c) At the Closing, Doc will deliver to Chefs in payment for the Shares and as collateral to secure such payment;
            (i) a bank or certified check payable to the order of Chefs' lending bank, First Union National Bank (the "Bank") in the amount of $500,000, such check to be delivered by Chefs at the Closing to Doc's attorneys, Sonnenblick, Parker & Selvers, P.C., for delivery to the Bank in order to terminate the Bank's liens on MCF's assets in the manner described in Section 3(a) herein;
            (ii) duly executed Note A payable to Chefs's order in the principal amount of $100,000;
            (iii) duly executed Subordinated Note B, payable to Chefs' order in the principal amount of $500,000;
            (iv) duly executed Subordinated Note C, payable to Chefs' order in the principal amount of $500,000; and
            (v) duplicate duly executed Form UCC-1 Financing Statements in form suitable for filing with the New Jersey Secretary of State and the Ocean County (N.J.) Clerk, granting Chefs a lien on all of MCF's assets.
      The parties acknowledge that Chefs has advanced in excess of $1,100,000 in funding to MCF constituting good and valuable consideration for Note A, Subordinated Note B and Subordinated Note C issued to Chefs hereunder by MCF. Chefs hereby agrees that all indebtedness owed to it at the date hereof by MCF excluding the indebtedness specifically paid or agreed to be paid by MCF pursuant to this Agreement and the exhibits hereto, is hereby cancelled.
      (d) At the Closing, Doc will deliver to Chefs, a release duly executed by M&M Services, Inc. ("M&M") and Jack Mariucci releasing Chefs from any and all payment obligations with respect to any periods after the Closing pursuant to the Consulting Agreement made and entered into effective as of October 2, 1995 by Chefs with M&M and consented to by Mr. Mariucci. Chefs agrees that provided that Mr. Mariucci continues to devote at least 10% of his monthly working time in providing Promotion Services as therein defined, to Chefs, without compensation therefor, his outstanding options exercisable to purchase 54,167 shares of Chefs' common stock at $3.75 per share and to purchase 50,000 shares of Chefs' common stock at $3.00 per share shall remain in full force and effect until their respective termination dates.
      (e) At the Closing, MCF will execute and deliver an agreement to pay Chefs an amount equal to the monthly rental payments under two Master Lease Finance Schedules with respect to certain ice cream manufacturing and packaging equipment provided by Taylor Products, Inc., Doboy Packaging Machinery Inc. and Industrial Packaging Supply (the "Leased Equipment") and currently installed at MCF's Lakewood, New Jersey facility. Chefs has executed a Master Lease Finance Agreement (No. 07016) and two schedules thereunder with respect thereto, a copy of which is attached as Exhibit D hereto, with a predecessor of the Bank which will continue to hold a security interest in said equipment. The payments to be made by MCF to Chefs are as follows:
      Schedule #1 - $6,214 monthly commencing February 24, 1997 through March 24, 1999 with a final payment of $6,215 on April 30, 1999.
      Schedule #2 - $1,403 monthly commencing February 15, 1997 through April 15, 1999 with a final payment of $1,404 on May 30, 1999. In addition to reimbursing Chefs for said rental payments, MCF will agree to pay all of Chefs' direct costs with respect to said two Master Lease Finance Schedules. Provided MCF makes all of said payments to Chefs on a timely basis, at the termination of the two Master Lease Finance Schedules, Chefs will assign all of its rights to the equipment thereunder to MCF. MCF hereby agrees that it will promptly after the Closing, use its best efforts to obtain equipment lease financing from an institutional or banking source to finance the remaining balance under the Master Lease Finance

Agreement. In such event, Chefs will assign all rights with respect to the Leased Equipment to MCF, but only provided the outstanding balances under the Master Lease Finance Agreement are paid in full to the Bank so that Chefs has no further obligation with respect thereto.
      (f) At the Closing, Doc will execute and deliver to Chefs his duly executed release, releasing Chefs from any and all contractual and other liabilities to him (other than liabilities under this Agreement and for indemnification with respect to his service as a director of Chefs and an officer and director of MCF), and waiving all rights he may have to purchase Chefs common stock pursuant to any option agreements.
      (g) At the Closing, a special meeting of the board of directors of MCF shall be held at which all of the transactions contemplated hereby involving
MCF shall be unanimously approved after which Anthony Papalia and Martin Fletcher shall submit their written and executed resignations as directors and officers of MCF effective at such time.
3.    Doc's Post-Closing Obligation
      (a) Doc shall cause his attorneys, Sonnenblick, Parker & Selvers, P.C. within two (2) business days after the Closing, to deliver the $500,000 bank or certified check referred to in Section 2(c)(i) herein to the Bank in payment of the outstanding balance under Chefs' revolving line of credit from the Bank against delivery by the Bank to said attorneys of duly executed UCC Termination Statements to terminate any liens of record held by the Bank on MCF assets (excluding the assets in Chefs' name under the Master Lease Finance Agreement) and a duly executed release of any MCF guaranty of Chefs' indebtedness to the Bank.

4.    Chefs' Post-Closing Obligations
      (a) During the period from the Closing through May 3, 1997, Chefs will provide administrative support services to MCF of the nature it is now providing, and will be paid a reasonable rate of reimbursement therefor.
      (b) During the time that any indebtedness of principal and/or interest is outstanding under Note A, B and/or C and assuming MCF and Doc are in full compliance with the terms and conditions of and have not breached any of their representations and warranties under this Agreement, if MCF shall obtain institutional and/or bank financing (the "New Financings"), Chefs shall execute and deliver all such instruments to MCF as may be required to subordinate its first lien on MCF's assets but only to an aggregate $1,750,000 of such New Financings.
      (c) Upon payment in full of all indebtedness of principal and/or interest under Note A, B and/or C and assuming MCF and Doc are in full compliance with the terms and conditions of and have not breached any of their representations and warranties under this Agreement, Chefs shall execute and deliver all such instruments to MCF as may be required to remove all liens of record held by Chefs on MCF's assets.
5.    Chefs' Representations and Warranties
      Chefs covenants, agrees, warrants and represents as follows:
      (a) That it is the record and beneficial owner, free and clear of any and all claims, security interests, liens, encumbrances, restrictions, agreements, voting trusts, rights of third parties, and burdens of any nature, of the Shares; that its title to said Shares is good, valid and indefeasible; that it has the right and power to enter into and perform this Agreement and to transfer all of said Shares to Doc in accordance with the terms herewith.
      (b) That attached hereto as Exhibit E is a balance sheet of MCF as of December 29, 1996. Said balance sheet is materially true, complete and correct and since said date, there has been no increase in MCF's debts, obligations and liabilities except for increases in vendor payables incurred in the ordinary course of business.
      (c) The MCF stock certificate to be delivered to Doc at the Closing pursuant to Section 2(c)(v) herein will represent ninety five (95%) percent of the outstanding capital stock of MCF on a fully diluted basis.
6.    MCF's and Doc's Representations and Warranties
      MCF and Doc, jointly and severally, covenant, agree, warrant and represent as follows:
      (a) Until payment by MCF to Chefs in full of Note A,Subordinated Note B and Subordinated Note C, they will provide Chefs with twenty (20) days prior notice of any proposed sale or issuance by MCF of capital stock or of options, warrants or rights to purchase capital stock or of securities convertible into capital stock and will afford Chefs a pre-emptive right to preserve its proportional ownership in MCF by purchasing a proportional amount of the securities to be sold. Such pre-emptive right shall not be applicable with respect to a public or private sale of MCF's securities if all three Notes are paid in full prior to or simultaneously with the consummation of such sale. A failure by Chefs to assert its pre-emptive right at any time or times shall not constitute a waiver of its pre-emptive rights with respect to subsequent sales or issuances.
      (b) Upon termination of the Bank lien and filing by Chefs of the Financing Statements referred to in Section 2(c)(v) herein, Chefs will have a first lien upon all of MCF's assets until subordination or termination thereof by Chefs in accordance with this Agreement.
      (c) By virtue of Doc's service as president and chief executive officer of MCF since its inception, he is fully familiar with MCF's financial condition, business and operations through the date hereof.
7.    Conditions to Chefs's Obligation to Close
      The obligations of Chefs to consummate this Agreement shall be subject to each of the following conditions:
      (a) Each of the representations and warranties made by MCF and Doc contained in this Agreement shall be true and accurate as of the date when made and shall be deemed to be made again at and as of the time of the Closing hereunder and shall then be true and accurate in all respects.
      (b) Each and every covenant, agreement and condition required by this Agreement to be performed or complied with by MCF and Doc shall have been performed or complied with at or prior to the Closing hereunder.
      (c) MCF and Doc shall have delivered to Chefs all of the payments, Notes, instruments, certificates and other documents referred to hereinabove at or prior to the Closing.
      (d) Each and every one of the transactions required herein to occur at the Closing shall have been completed at such time.
8.    Conditions to Doc's Obligation to Close
      The obligation of Doc to consummate this Agreement shall be subject to each of the following conditions:
      (a) Chefs shall have delivered to Doc the Shares as described in
Section 2(b) hereof.
      (b) Each and every one of the transactions required herein to occur at the Closing shall have been completed at such time.

       (c) Each of the representations and warranties of Chefs contained in this Agreement shall be true and accurate as of the date when made and shall be deemed to be made again at and as the time of the Closing hereunder and shall then be true and accurate in all respects.
       (d) There shall have been no material adverse change in MCF's assets or liabilities from December 29, 1996 through the Closing except for changes in the ordinary course of business.
9.    Survival of Representations and Warranties
      Each statement of fact contained herein or in any statement, certificate, schedule or other document delivered by or on behalf of MCF, Doc or by Chefs pursuant to this Agreement or in connection with the transactions contemplated hereby, shall be deemed a representation and warranty of MCF, Doc or Chefs hereunder, as the case may be. All covenants, agreements, representations and warranties made by MCF, Doc or by Chefs under or in connection with this Agreement shall survive the Closing and remain effective regardless of any investigation at any time by or on behalf of MCF, Doc or Chefs or of any information MCF, Doc or Chefs may have with respect thereto. 10. Miscellaneous
      (a) Each party hereto represents and warrants to the other party hereto that he or it has not incurred any obligation or liability contingent or otherwise, for brokerage or finder's fees or agent's commissions or other like payment in connection with this Agreement or the transactions contemplated hereby, and each party agrees to indemnify and hold the other party hereto harmless against and in respect of any such obligation or liability based in any way on agreements, arrangements or understandings claimed to have been made by such party with any third party.
      (b) This Agreement including the exhibits hereto and the Notes, Agreements and Releases referred to herein and delivered hereunder constitutes the entire agreement between the parties hereto and supersedes all prior agreements and understandings, oral and written, between the parties hereto with respect to the subject matter hereof. No representation, promise, inducement or statement of fact has been made by MCF, Doc or by Chefs which is not embodied in this
Agreement or a written statement, certificate, schedule, exhibit or other document delivered pursuant hereto or making express reference hereto, and neither MCF, Doc nor Chefs shall be bound or liable for any alleged representation, promise, inducement or statement of fact not so set forth.

      (c) This Agreement shall inure to the benefit of and be binding upon MCF, Doc and Chefs and their respective heirs, executors, administrators, successors and assigns.
      (d) All notices, requests, demands and other communications which are required or may be given under or in connection with this Agreement shall be in writing and shall be deemed to have been duly given if mailed, certified or registered mail, postage prepaid:
            (i) if to MCF or Doc, addressed to Doc at 9 Monroe Drive, Marlboro, New Jersey 07746.
            (ii) if to Chefs, addressed to Anthony Papalia, President,
      Chefs International, Inc., 62 Broadway, Point Pleasant Beach, New Jersey 08742.
      Such notices, requests, demands and other communications shall be deemed given three (3) days after date of deposit thereof with the United States mail in a postage prepaid envelope by certified or registered mail.
      (e) This Agreement shall be interpreted in accordance with the laws of New Jersey.
      (f) The parties agree to take all such additional actions and to execute and deliver all such additional documents as shall be necessary in order to effectuate all of the foregoing.
      (g) This Agreement shall not be amended, modified or rescinded except by a written document duly executed by all of the parties hereto.
      IN WITNESS WHEREOF, the parties hereto have made and entered into this Agreement effective the date first hereinabove set forth.
                                                CHEFS INTERNATIONAL, INC.
                                                          ("Chefs")

ATTEST:                                         By
                                                    Anthony Papalia, President

Martin Fletcher, Secretary
                                                Mister Cookie Face, Inc.
                                                          ("MCF")
WITNESS:
                                                Frank "Doc" Koenemund, President


WITNESS:
                                                Frank "Doc" Koenemund
                                                Individually

Item 7(c). Exhibits



                              8 1/4% PROMISSORY NOTE
                                   (NOTE A)
                                                                   As of
$100,000                                                     January 26, 1997
--------                                                     ----------------
Principal Amount                                                Issue Date


      FOR VALUE RECEIVED, MISTER COOKIE FACE, INC., a New Jersey corporation (the "Payor") promises to pay to

      CHEFS INTERNATIONAL, INC., a Delaware corporation, or its registered assigns (the "Payee")

the Principal Amount of ONE HUNDRED THOUSAND DOLLARS ($100,000) on or before the close of business on Monday, March 24, 1997 (the "Maturity Date"), time being of the essence, together with interest thereon commencing January 27, 1997 at an annual rate of 8 1/4% on the unpaid principal balance, until the principal amount hereof shall be paid in full.

      Payments of principal and interest are to be made to Chefs International, Inc., at 62 Broadway, Point Pleasant Beach, New Jersey 08742, or its registered assigns, as the case may be, or at such other place as the Payee shall designate to the Payor in writing, in lawful money of the United States of America.

A. Prepayment Provision. This Note is prepayable in whole or in part without penalty at any time prior to the Maturity Date. Any prepayment shall first be applied to outstanding interest before being applied to principal.

B. Security Interest. The Payor has provided the Payee with a lien on all of its assets to secure repayment of this Note, and represents that same will constitute a first lien upon removal of First Union National Bank's lien thereon.

C. Events of Default. The following shall constitute "Events of Default" under this Note.

      (i) failure to pay the outstanding principal and/or interest on this Note on the Maturity Date;

      (ii) dissolution, liquidation, bankruptcy or insolvency of the Payor or the making by the Payor of an assignment for the benefit of creditors;

      (iii) institution of bankruptcy, reorganization, dissolution, liquidation or similar proceedings by the Payor;

      (iv) institution of bankruptcy, reorganization, dissolution, liquidation or similar proceedings against the Payor which proceedings remain undismissed for sixty (60) days;

      (v) sale by the Payor of substantially all of its assets;

      (vi) the Payor ceasing to conduct its ice cream manufacturing and distribution business;

      (vii) failure of the security interest provided to the Payor referred to above to constitute a first lien on all of Payor's assets upon removal of First Union National Bank's lien thereon; and

      (viii) the occurrence of an "Event of Default" as therein defined under the Payor's Subordinated Note B and/or the Payor's Subordinated Note C, each in the Principal Amount of $500,000 payable to the Payee or its registered assigns and issued as of January 26, 1997.

      Upon the occurrence of an Event of Default, the above described Principal Amount or so much thereof as shall remain unpaid, with all arrearages of interest thereon, shall, without notice or demand, at the option of the Payee, become due and payable immediately thereafter to the Payee. The Payor agrees that this Note is a full recourse note as against the Payor.

D. Waiver of Notice. The Payor hereby waives any requirement, express or implied, of prior notice of presentment or dishonor and agrees that should the indebtedness represented by this Note or any part thereof be placed in the hands of attorneys for collection after a default in payment, the Payor shall pay in addition to the unpaid principal and interest due and payable thereon, all costs of collection including reasonable attorneys' fees and expenses.

E. Governing Law. New Jersey law shall govern and be applicable to this Note.

      IN WITNESS WHEREOF and intending to be legally bound hereunder, the Payor has caused this Note to be duly executed and delivered as of the date first above written.

                                                MISTER COOKIE FACE, INC.



                                                By:

[SEAL]                                          Name: Frank Koenemund

                                                Title: President

Item 7(c). Exhibits



                              9 1/4% PROMISSORY NOTE
                             (Subordinated Note B)
                                                                  As of
$500,000                                                    January 26, 1997
--------                                                    ----------------
Principal Amount                                               Issue Date


      FOR VALUE RECEIVED, MISTER COOKIE FACE, INC., a New Jersey corporation (the "Payor") promises to pay to

      CHEFS INTERNATIONAL, INC., a Delaware corporation, or its registered assigns (the "Payee")

the Principal Amount of FIVE HUNDRED THOUSAND DOLLARS ($500,000) on or before
the close  of  business  on  Tuesday,   July  1,  2000  (the  "Maturity  Date"),
in installments as herein set forth, together with interest thereon commencing January 27, 1997 at an annual rate of 9 1/4% on the unpaid principal balance, until the principal amount hereof shall be paid in full. Interest shall accrue and not compound.

      Principal Payments shall be made in installments as follows:

Principal Payment Due Date                      Principal Payment Amount

March 1, 1998, March 1, 1999, March 1, 2000               $16,667 each
April 1, 1998, April 1, 1999, April 1, 2000               $16,667 each
May 1, 1998, May 1, 1999, May 1, 2000                     $16,667 each
June 1, 1998, June 1, 1999, June 1, 2000                  $16,667 each
October 1, 1998, October 1, 1999                          $16,667 each
November 1, 1998, November 1, 1999                        $16,667 each
July 1, 1998, July 1, 1999                                $33,333 each
August 1, 1998, August 1, 1999                            $33,333 each
September 1, 1998, September 1, 1999                      $33,333 each
July 1, 2000 (Balance)                                    $33,330

      Interest Payments on the unpaid balance of the Principal Amount shall be paid on the first day of each calendar month commencing March 1, 1997.

      Payments of principal and interest are to be made to Chefs International, Inc., at 62 Broadway, Point Pleasant Beach, New Jersey 08742, or its registered assigns, as the case may be, or at such other place as the Payee shall designate to the Payor in writing, in lawful money of the United States of America.

A. Mandatory Prepayment. The Principal Amount of this Note or so much thereof as shall remain unpaid, with all accrued interest thereon shall be paid in full to the Payee (the "Mandatory Prepayment") upon consummation of a public sale of the Payor's securities, or a private sale or sales of the Payor's securities for gross proceeds aggregating at least $100,000 (excluding loans from the Payor's senior bank or institutional lender); such Mandatory Prepayment to be made at the consummation of such public or private sale.

B. Prepayment Provision. This Note is prepayable in whole or in part without penalty at any time prior to the Maturity Date. Any prepayment shall first be applied to outstanding interest before being applied to principal.

C. Security Interest and Subordination Thereof. The Payor has provided the Payee with a lien on all of its assets to secure repayment of this Note, and represents that same will constitute a first lien upon removal of First Union National Bank's lien thereon provided that such first lien shall be subordinated to any lien subsequently granted by the Payor to its senior bank or institutional lender, but solely with respect to a maximum aggregate $1,750,000 of indebtedness.

D. Events of Default. The following shall constitute "Events of Default" under this Note.

      (i) failure to pay any Principal Payment installment when due, such failure continuing twenty (20) business days after notice;

      (ii) failure to pay any installment of interest when due, such failure continuing ten (10) business days after notice;

      (iii) failure to pay the Mandatory Prepayment when due;

      (iv) dissolution, liquidation, bankruptcy or insolvency of the Payor or the making by the Payor of an assignment for the benefit of creditors;

      (v) institution of bankruptcy, reorganization, dissolution, liquidation or similar proceedings by the Payor;

      (vi) institution of bankruptcy, reorganization, dissolution, liquidation or similar proceedings against the Payor which proceedings remain undismissed for sixty (60) days;

      (vii) sale by the Payor of substantially all of its assets;

      (viii) the Payor ceasing to conduct its ice cream manufacturing and distribution business;

      (ix) failure of the security interest provided to the Payor referred to above to constitute a first lien on all of Payor's assets upon removal of First Union National Bank's lien thereon and prior to subordination thereof as herein provided; and

      (x) the occurrence of an "Event of Default" as therein defined under the Payor's Note A in the Principal Amount of $100,000 and/or the Payor's Subordinated Note C in the Principal Amount of $500,000, each payable to the Payee or its registered assigns and issued as of January 26, 1997.

      Upon the occurrence of an Event of Default, the above described Principal Amount or so much thereof as shall remain unpaid, with all arrearages of interest thereon, shall, without notice or demand, at the option of the Payee, become due and payable immediately thereafter to the Payee. The Payor agrees that this Note is a full recourse note as against the Payor.

E. Waiver of Notice. The Payor hereby waives any requirement, express or implied, of prior notice of presentment or dishonor and agrees that should the indebtedness represented by this Note or any part thereof be placed in the hands of attorneys for collection after a default in payment, the Payor shall pay in addition to the unpaid principal and interest due and payable thereon, all costs of collection including reasonable attorneys' fees and expenses.

F.  Governing Law.  New Jersey law shall govern and be applicable to this Note.

      IN WITNESS WHEREOF and intending to be legally bound hereunder, the Payor has caused this Note to be duly executed and delivered as of the date first above written.

                                                MISTER COOKIE FACE, INC.



                                                By:

[SEAL]                                          Name: Frank Koenemund

                                                Title: President

Item 7(c). Exhibits


                              8 1/4% PROMISSORY NOTE
                             (Subordinated Note C)
                                                                As of
$500,000                                                  January 26, 1997
--------                                                  ----------------
Principal Amount                                             Issue Date


      FOR VALUE RECEIVED, MISTER COOKIE FACE, INC., a New Jersey corporation (the "Payor") promises to pay to

      CHEFS INTERNATIONAL, INC., a Delaware corporation, or its registered assigns (the "Payee")

the Principal Amount of FIVE HUNDRED THOUSAND DOLLARS ($500,000) on or before the close of business on Friday, February 20, 2004 (the "Maturity Date"), together with interest thereon commencing January 27, 1997 at an annual rate of 8 1/4% on the unpaid principal balance, until the principal amount hereof shall be paid in full. Interest shall accrue and not compound.

      Payments of principal and interest are to be made to Chefs International, Inc., at 62 Broadway, Point Pleasant Beach, New Jersey 08742, or its registered assigns, as the case may be, or at such other place as the Payee shall designate to the Payor in writing, in lawful money of the United States of America.

A. Mandatory Prepayments. This Note shall be prepaid ("Mandatory Prepayments") first as to interest and then as to principal from 30% of the Payor's "cash flow" on a consolidated basis as determined by Payor's auditors on a quarterly basis, the first quarterly period to commence January 27, 1997 and to expire on April 30, 1997; each three calendar month period thereafter to constitute the next quarterly period. "Cash flow" is defined as "net after tax income plus depreciation and amortization, less capital expenditures and less principal payments on debt." Each quarterly computation of "cash flow" signed by the Payor's auditors shall be due and Mandatory Prepayment based on "cash flow" shall be due and payable on the fiftieth (50th) day after the end of the quarter to which it relates.

      In addition, the Principal Amount of this Note or so much thereof as shall remain unpaid, with all accrued interest thereon shall be paid in full to the Payee upon consummation of a public sale of the Payor's securities, or a private sale or sales of the Payor's securities for gross proceeds aggregating at least $100,000 (excluding loans from the Payor's senior bank or institutional lender); such Mandatory Prepayment to be made at the consummation of such public or private sale.

B. Prepayment Provision. This Note is prepayable in whole or in part without penalty at any time prior to the Maturity Date. Any prepayment shall first be applied to outstanding interest before being applied to principal.

C. Security Interest and Subordination Thereof. The Payor has provided the Payee with a lien on all of its assets to secure repayment of this Note, and represents that same will constitute a first lien upon removal of First Union National Bank's lien thereon provided that such first lien shall be subordinated to any lien subsequently granted by the Payor to its senior bank or institutional lender, but solely with respect to a maximum aggregate $1,750,000 of indebtedness.

D. Events of Default. The following shall constitute "Events of Default" under this Note.

      (i) failure to pay the outstanding principal and/or interest on this Note on the Maturity Date;

      (ii) failure to deliver a quarterly computation of "cash flow" signed by the Payor's auditors and/or to pay any Mandatory Prepayment when due, such failure continuing twenty (20) business days after notice;

      (iii) dissolution, liquidation, bankruptcy or insolvency of the Payor or the making by the Payor of an assignment for the benefit of creditors;

      (iv) institution of bankruptcy, reorganization, dissolution, liquidation or similar proceedings by the Payor;

      (v) institution of bankruptcy, reorganization, dissolution, liquidation or similar proceedings against the Payor which proceedings remain undismissed for sixty (60) days;

      (vi) sale by the Payor of substantially all of its assets;

      (vii) the Payor ceasing to conduct its ice cream manufacturing and distribution business;

      (viii) failure of the security interest provided to the Payor referred to above to constitute a first lien on all of Payor's assets upon removal of First Union National Bank's lien thereon and prior to subordination thereof as herein provided; and

      (ix) the occurrence of an "Event of Default" as therein defined under the Payor's Note A in the Principal Amount of $100,000 and/or the Payor's Subordinated Note B in the Principal Amount of $500,000, each payable to the Payee or its registered assigns and issued as of January 26, 1997.

      Upon the occurrence of an Event of Default, the above described Principal Amount or so much thereof as shall remain unpaid, with all arrearages of interest thereon, shall, without notice or demand, at the option of the Payee, become due and payable immediately thereafter to the Payee. The Payor agrees that this Note is a full recourse note as against the Payor.

E. Waiver of Notice. The Payor hereby waives any requirement, express or implied, of prior notice of presentment or dishonor and agrees that should the indebtedness represented by this Note or any part thereof be placed in the hands of attorneys for collection after a default in payment, the Payor shall pay in addition to the unpaid principal and interest due and payable thereon, all costs of collection including reasonable attorneys' fees and expenses.

F.   Governing Law.  New Jersey law shall govern and be applicable to this Note.

      IN WITNESS WHEREOF and intending to be legally bound hereunder, the Payor has caused this Note to be duly executed and delivered as of the date first above written.

                                                MISTER COOKIE FACE, INC.



                                                By:

[SEAL]                                          Name: Frank Koenemund

                                                Title: President